                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission
     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      LAIDLAW ENVIRONMENTAL SERVICES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                     LAIDLAW ENVIRONMENTAL SERVICES, INC.
                        1301 Gervais Street, Suite 300
                        Columbia, South Carolina 29201

                                 -----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

         PLEASE TAKE NOTICE that the 1997 Annual Meeting of Stockholders of LAIDLAW ENVIRONMENTAL SERVICES, INC., a Delaware corporation, will be held at the Adam's Mark Hotel, 1200 Hampton Street, Columbia, South Carolina on Tuesday, November 25, 1997, at 9:30 a.m. (Eastern Standard Time), for the following purposes:

         1.       to elect four directors;

         2. to approve the Laidlaw Environmental Services, Inc. 1997 Stock Option Plan;

         3. to approve the Laidlaw Environmental Services, Inc. Directors Stock Option Plan; and

         4. to transact such other business as may properly come before the meeting or any adjournment thereof.

         The Proxy Statement dated October 28, 1997 is attached.

         The Board of Directors has fixed the close of business on October 7, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

         You are cordially invited to attend the Annual Meeting. If you cannot be present in person, please sign and date the enclosed proxy and promptly mail it in the enclosed return envelope which requires no United States postage. Any stockholder giving a proxy has the right to revoke it any time before it is voted.

                                              By Order of the Board of Directors
                                              Henry H. Taylor, Secretary

Dated:   Columbia, South Carolina
         October 28, 1997

       YOU ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO UNITED STATES POSTAGE.

                      LAIDLAW ENVIRONMENTAL SERVICES, INC.
                         1301 Gervais Street, Suite 300
                         Columbia, South Carolina 29201

                                   -----------

                                 PROXY STATEMENT

                                   -----------

                                October 28, 1997


         The accompanying proxy is solicited by the Board of Directors for use at the annual meeting of stockholders (the "Annual Meeting") of Laidlaw Environmental Services, Inc. (the "Company") to be held at the Adam's Mark Hotel, 1200 Hampton Street, Columbia, South Carolina on Tuesday, November 25, 1997, at 9:30 a.m., E.S.T., and at any adjournment or adjournments thereof.

         This proxy statement and the form of proxy are first being mailed to the Company's stockholders on or about October 30, 1997.

                                     PROXIES

         The accompanying form of proxy is for use at the Annual Meeting. A stockholder may use this proxy if he is unable to attend the meeting in person or if he wishes to have his shares voted by proxy even if he attends the meeting. The proxy may be revoked in writing by the person giving it any time before the proxy is exercised by giving notice to the Company's Secretary, or by submitting a proxy having a later date, or by such person appearing at the meeting and electing to vote in person. All shares represented by valid proxies received pursuant to this solicitation, and not revoked prior to their exercise, will be voted in the manner specified therein. If no specification is made in the proxy, the proxy will be voted "FOR" the election of the nominees for directors listed herein, "FOR" approval of the Company's 1997 Stock Option Plan (the "Employee Option Plan") and "FOR" approval of the Company's Directors Stock Option Plan (the "Director Option Plan"). The Board of Directors is not aware of any other matters which may be presented for action at the meeting, but if other matters do come properly before the meeting it is intended that shares represented by proxies in the accompanying form will be voted by the persons named in the proxy in accordance with their best judgment.

                              COSTS OF SOLICITATION

         The Company will bear the costs of solicitation of proxies from its stockholders. Solicitation of proxies may be made in person, by mail or by telephone by officers, directors and regular employees of the Company who will not be specially compensated in such regard. Nominees, fiduciaries and other custodians will be requested to forward solicitation materials to the beneficial owners and secure their voting instructions, if necessary, and will be reimbursed for the reasonable expenses incurred in sending proxy materials to the beneficial owners.

                          RECORD DATE AND VOTING RIGHTS

         The Board of Directors of the Company has fixed the close of business on October 7, 1997, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. As of October 7, 1997, there were a total of 180,530,111 shares of the Company's common stock, par value $1.00 per share (the "Common Stock"), outstanding and entitled to vote at the Annual Meeting. Each stockholder is entitled to one vote on each matter to come before the meeting for each share of Common Stock held of record by such stockholder. Directors are elected by a plurality of the votes cast by the holders of shares of Common Stock at a meeting at which a quorum is present. "Plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. A vote indicated as withheld from a nominee will not be cast for such nominee but will be counted in determining the presence of a quorum. Consequently, the withholding of a vote for a nominee will have no impact in the election of directors except to the extent that failure to vote for an individual results in another individual receiving a larger number of votes. Approval of the Employee Option Plan and the Director Option Plan will require that holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote thereon vote in favor of approval. Abstentions will be counted in determining the presence of a quorum. Consequently, any shares represented at the meeting which abstain will have the same effect as a negative vote.

                              BENEFICIAL OWNERSHIP

BENEFICIAL OWNERS OF FIVE PERCENT OR MORE OF THE COMMON STOCK

         The following table sets forth the only stockholder which, to the knowledge of management of the Company, was a beneficial owner of five percent or more of the outstanding shares of Common Stock as of October 7, 1997. The shareholdings reported are based on information provided by the stockholder or reports filed on Schedule 13D with the Securities and Exchange Commission.


                                 Amount and Nature of
Name                             Beneficial Ownership           Percent of Class
----                             --------------------           ----------------

Laidlaw Inc. (1)                      121,647,834                     66.77%
3221 North Service Road
Burlington, Ontario
CANADA  L7R3Y8


-----------

(1) The shares of Common Stock shown as owned by Laidlaw Inc. are held of record by Laidlaw Transportation, Inc. The total number of shares of Common Stock shown as owned by LaidLaw Inc. includes 1,647,834 shares which represents an estimate of the number of shares to be issued on November 15, 1997 pursuant to the 5% Subordinated Convertible Pay-in-Kind Debenture described in "Compensation Committee Interlocks and Insider Participation." The estimate is based on the closing price of $5.31 per share of Common Stock on October 20, 1997 as reported in the Wall Street Journal. The actual number of shares issued on November 15, 1997 will be based on the average of the closing price of a share of Common Stock for the ten consecutive trading days selected by the Company commencing not more than 20 trading days before and ending not later than the day such payment is due.

STOCK OWNERSHIP OF THE COMPANY'S DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

         The following table sets forth as of October 7, 1997, the number of shares of Common Stock beneficially owned by (i) each of the Company's directors, (ii) each nominee for election as a director of the Company, (iii) each of the Company's current and former executive officers named on the Summary Compensation Table herein (the "Named Executive Officers") and (iv) all directors and current executive officers of the Company as a group.


                                Amount and Nature of
Name                            Beneficial Ownership       Percent of Class
----                            --------------------       ----------------

Kenneth W. Winger                             -0-                N/A

Michael J. Bragagnolo                         -0-                N/A

James R. Bullock(1)                           -0-                N/A

John R. Grainger(1)                           -0-                N/A

Leslie W. Haworth(1)                          -0-                N/A

John W. Rollins, Jr.(2)                   357,862                 *

John W. Rollins, Sr.(3)                 3,697,576                2.05%

David E. Thomas, Jr.                          -0-                N/A

Henry B. Tippie(4)                      2,294,689                1.27%

James L. Wareham                              -0-                N/A

Grover C. Wrenn                               -0-                N/A

John V. Flynn, Jr.(5)                     100,000                 *

All directors and current executive
officers as a group (13 persons)        6,350,127                3.52%

------------
*        Signifies less than 1%

(1) Messrs. Bullock, Grainger and Haworth are officers of Laidlaw Inc. See "Beneficial Owners of Five Percent or More of the Common Stock" for information regarding the beneficial ownership of Laidlaw Inc.

(2) Includes 191,737 shares held by Mr. Rollins as co-trustee. Does not include 6,191 shares owned by Mr. Rollins' wife, as to which shares Mr. Rollins disclaims any beneficial ownership.

(3) Does not include 182,749 shares owned by Mr. Rollins' wife and 101,975 shares held by his wife as custodian for his minor children, as to which shares Mr. Rollins disclaims any beneficial ownership.

(4) Includes 968,689 shares held by Mr. Tippie as co-trustee; 26,000 shares held by him as trustee; and 30,000 shares owned by a partnership over which he has sole voting power. Does not include 23,000 shares owned by Mr. Tippie's wife and 21,000 shares held by his wife as trustee for his children, as to which shares Mr. Tippie disclaims any beneficial ownership.

(5) Includes 100,000 shares subject to options which are currently exercisable.

                               PERFORMANCE GRAPH

         The following line graph compares the cumulative total shareholder return of the Company for the five year period commencing September 1, 1992 and ending August 31, 1997, assuming reinvestment of dividends, with that of the Smith Barney Hazardous Waste Index and the S&P Composite 500 Index. In its proxy statement for its last annual meeting, the Company compared the performance of the Common Stock with the S&P Composite 500 Index and an index selected by the Company made up of the Company, Clean Harbors, Inc. and Philip Environmental, Inc. (the "Custom Peer Group"). The Company now has decided to compare the performance of the Common Stock to a recognized published peer group as opposed to one selected by the Company. The Company has chosen the Smith Barney Hazardous Waste Index because the Company believes that this index provides a more appropriate basis for measuring the performance of the Common Stock. The companies which comprise the portfolio for the Smith Barney Hazardous Waste Index are as follows: OHM Corporation, Sevenson Environmental Services, American Ecology Corporation, Clean Harbors, Inc., Versar, Inc., Roy F. Weston, Inc., Safety Kleen, Purus, Inc., Dames & Moore, Emcon, GZA Environmental Technology, ICF Kaiser International, Thermo Terratech Inc., Ecology & Environment, Inc.
and Harding Lawson Association Group. The Company intends to use the Smith Barney Hazardous Waste Index in lieu of the Custom Peer Group for comparative purposes in the future. As required, the performance of the Custom Peer Group is presented for comparative purposes in the year of change.


                Comparison of Five Year Cumulative Total Return*
   Laidlaw Environmental Services, Inc., Smith Barney Hazardous Waste Index,
                         S&P 500 and Custom Peer Group

                           [Graphic Material Omitted]


                                          1992      1993      1994      1995      1996      1997
                                          ----      ----      ----      ----      ----      ----
Laidlaw Environmental Services, Inc.      $100      $ 65      $ 59      $ 45      $ 30      $ 45
Smith Barney Hazardous Waste Index        $100      $ 85      $ 77      $ 83      $ 65      $ 74
S&P 500                                   $100      $115      $122      $148      $175      $247
Custom Peer Group                         $100      $ 66      $ 61      $ 53      $ 46      $ 88

-----------
Assumes $100 invested on January 1, 1992 in Laidlaw Environmental Services, Inc. Common Stock, the Smith Barney Hazardous Waste Index, the S&P 500 and the Custom Peer Group

* Total return assumes reinvestment of dividends.

                     COMPENSATION OF OFFICERS AND DIRECTORS

COMPENSATION OF EXECUTIVE OFFICERS

         The following table sets forth the compensation paid to the Named Executive Officers for services rendered to the Company during the fiscal years ended August 31, 1995, 1996 and 1997.

                           SUMMARY COMPENSATION TABLE

                                                                                            Long Term
                                              Annual Compensation                          Compensation
                                    ---------------------------------------           ---------------------

            (a)                      (b)            (c)              (d)                      (g)                   (i)

         Name and                   Fiscal                                            Securities Underlying       All Other
    Principal Position               Year        Salary($)         Bonus($)            Options/SARs(#)(1)    Compensation($)(2)
    ------------------               ----        ---------        ---------           ---------------------  ------------------
Kenneth W. Winger,                   1997         $120,167         $100,000                 250,000               $7,560
President, Chief Executive
Officer and Director(3)

Michael J. Bragagnolo,               1997           78,861           46,670                 150,000                3,121
Executive Vice President and
Chief Operating Officer(4)

John W. Rollins, Sr.,                1997            8,130             --                    10,000                8,174
Former Chairman of the               1996          180,000             --                      --                   --
Board and Chief Executive            1995          300,000             --                      --                   --
Officer(5)

John V. Flynn, Jr., Former           1997          398,973             --                    28,000                  138
President and Chief                  1996          401,981             --                    18,000                 --
Operating Officer(6)                 1995          287,500             --                    54,000                 --


--------------

(1) The options granted to Messrs. Winger and Bragagnolo were granted pursuant to the Employee Option Plan, subject to stockholder approval at the Annual Meeting. The options granted to John W. Rollins, Sr. were granted pursuant to the Director Option Plan, subject to stockholder approval at the Annual Meeting.

(2) Amounts shown for 1997 consist of (i) for Mr. Winger premiums on life insurance policies of $1,810 and matching 401(k) contributions of $5,750, (ii) for Mr. Bragagnolo matching 401(k) contributions, (iii) for Mr. Rollins director fees and (iv) for Mr. Flynn matching 401(k) contributions.

(3)      Mr. Winger became President and Chief Executive Officer on May 15,
         1997.

(3) Mr. Bragagnolo became Executive Vice President and Chief Operating Officer on May 15, 1997.

(4) Mr. Rollins resigned from his positions as Chairman of the Board and Chief Executive Officer on May 15, 1997. Mr. Rollins' compensation for 1995 and 1996 are for the fiscal years ended September 30. His compensation for 1997 reflects compensation received by him from October 1, 1996 through August 31, 1997.

(7) Mr. Flynn resigned from his positions as President and Chief Operating Officer on May 15, 1997. Mr. Flynn's compensation for 1995 and 1996 are for the fiscal years ended September 30. His compensation for 1997 reflects compensation received by him from October 1, 1996 through August 31, 1997.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                                      Potential Realizable Value at
                                                                                                      Assumed Annual Rates of Stock
                                                                                                      Price Appreciation for Option
                                  Individual Grants                                                                Term
------------------------------------------------------------------------------------------------------------------------------------

            (a)                  (b)                 (c)                 (d)               (e)            (f)               (g)

                             Number of           % of Total
                             Securities         Options/SARs
                             Underlying          Granted to
                            Options/SARs        Employees in     Exercise or Base     Expiration
            Name             Granted(#)         Fiscal Year        Price($/Sh)           Date          5%($)(1)          10%($)(1)
            ----            ------------        ------------     ----------------     ----------       --------          ---------

Kenneth W. Winger(2)          250,000              21.7%              $3.1875          07/08/07        $501,150         $1,270,000

Michael J. Bragagnolo(2)      150,000              13.0%              $3.1875          07/08/07        $300,690         $  762,000

John W. Rollins, Sr.(3)        10,000               N/A               $3.1875          07/08/07        $ 20,046         $   50,800

John V. Flynn, Jr.(4)          28,000               2.4%              $2.625           08/14/99        $  6,963         $   14,238

-----------------

(1) These amounts, based on assumed appreciation rates of 5% and 10% as prescribed by the Securities and Exchange Commission rules, are not intended to forecast possible future appreciation, if any, of the Company's stock price. These numbers do not take into account certain provisions of the options providing for termination of the option following termination of employment, nontransferability or phased-in vesting. The Company did not use an alternative formula for a grant date valuation as it is not aware of any formula which will determine with reasonable accuracy a present value based on future unknown or volatile factors. Future compensation resulting from option grants is based solely on the performance of the Company's stock price.

(2) Options granted under the Employee Option Plan, subject to stockholder approval at the Annual Meeting.

(3) Options granted under the Director Option Plan, subject to stockholder approval at the Annual Meeting.

(4)      Options granted on October 7, 1996.


              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                         AND FY-END OPTION/SAR VALUES

             (a)                                         (d)                                                 (e)

                                     Number of Securities Underlying Unexercised              Value of Unexercised In-the-Money
                                             Options/SARs at FY-End(#)                           Options/SARs at FY-End($)
            NAME                             Exercisable/Unexercisable                           Exercisable/Unexercisable
------------------------------       -------------------------------------------              ---------------------------------

Kenneth W. Winger                                    -0-/250,000                                        -0-/$359,375

Michael J. Bragagnolo                                -0-/150,000                                        -0-/$215,625

John W. Rollins, Sr.                                 -0-/10,000                                          -0-/$14,375

John V. Flynn, Jr.                                   100,000/-0-                                        $200,000/-0-


DEFINED BENEFIT PLANS

         Until May 30, 1997, the Company had a non-contributory qualified, defined benefit plan in which all full-time employees of the Company were eligible to participate (the "Rollins Pension Plan"). Retirement benefits under the plan were computed utilizing 1.25% of earnings up to covered compensation, as that term was defined in the plan, and 1.7% of earnings above covered compensation and years of service to age 65. Compensation utilized to compute benefits under the Rollins Pension Plan included regular salaries or wages, commissions, bonuses, overtime earnings and short-term disability income protection benefits.

         Until May 30, 1997, the Company also maintained a non-qualified, defined benefit plan (the "Rollins Excess Benefit Plan"), which covered those participants of the Rollins Pension Plan whose benefits were limited by the Internal Revenue Code of 1986, as amended (the "Code"). A participant in the Rollins Excess Benefit Plan was entitled to a benefit equaling the difference between the amount of the benefit that would have been payable to him under the Rollins Pension Plan but for the Code limitation and the amount of the benefit actually payable to him under the Rollins Pension Plan.

         Retirement benefits under the Rollins Pension Plan and the Rollins Excess Benefit Plan were not subject to any reduction for Social Security benefits or other offset amounts, could be paid in certain alternative forms having actuarially equivalent values and were fully vested after the completion of five years of credited service or, if earlier, upon reaching age 55.

         Effective as of July 31, 1997, the Rollins Pension Plan and Rollins Excess Benefit Plan were divided into separate plans covering union and non-union employees. The part of the plans covering non-union employees was terminated effective as of July 31, 1997. The combined annual benefit at retirement under the Rollins Pension Plan and the Rollins Excess Benefit Plan for each of the Named Executive Officers who participated therein as of August 31, 1997 was: John V. Flynn, Jr., $9,561.

         Effective as of October 14, 1997, the Company adopted a Supplemental Executive Retirement Plan (the "SERP") for certain eligible employees. A SERP is an unfunded plan which provides for benefit payments in addition to those payable under a qualified retirement plan.

         The following table shows the estimated annual benefits payable upon retirement at normal retirement date under the SERP.

                  SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN TABLE

Final Average                              Service Years
Pay
                   15              20              25              30              35
                -----------------------------------------------------------------------
150,000          22,500          30,000          37,500          45,000          52,500
200,000          33,750          45,000          56,250          67,500          78,750
250,000          45,000          60,000          75,000          90,000         105,000
300,000          56,250          75,000          93,750         112,500         131,250
350,000          67,500          90,000         112,500         135,000         157,500
400,000          78,750         105,000         131,250         157,500         183,750
450,000          90,000         120,000         150,000         180,000         210,000
500,000         101,250         135,000         168,750         202,500         236,250


         For the Company's current executive officers, the compensation shown in the columns labeled "Salary" and "Bonus" of the Summary Compensation Table is covered by the SERP. As of August 31, 1997, Messrs. Winger and Bragagnolo had credited service under the SERP of six and two years, respectively. Benefits under the SERP are computed based on a straight-life annuity. The amounts in this table are subject to deduction for a portion of Social Security benefits. Mr. Rollins, Sr. and Mr. Flynn do not participate in the SERP.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

         Pursuant to a letter dated January 15, 1997, John V. Flynn, Jr., former President and Chief Operating Officer, resigned from such positions effective as of May 15, 1997 in exchange for (i) at the option of Mr. Flynn, either (a) remaining an employee for two years at an annual salary of $400,000 or (b) receiving as severance a lump sum payment equal to the total amount then remaining unpaid under clause (a) and (ii) receiving, for so long as Mr. Flynn remains an employee of the Company, use of a company car (until such time as Mr. Flynn is employed by another company) and such health and welfare, life insurance, disability, pension and other benefits as are made available to other employees of the Company. The letter also specified that, for a period of three years after May 15, 1997, Mr. Flynn would not participate in a business which competes with the Company in the hazardous or industrial waste incineration business.

         Pursuant to the terms of the Stock Purchase Agreement (described in "Compensation Committee Interlocks and Insider Participation" below), on May 15, 1997, all employees, including Mr. Flynn, received immediate vesting of all options outstanding under the Company's then existing stock option plans.

COMPENSATION OF DIRECTORS

         Currently, each director who is not an employee of the Company is paid an annual retainer of $20,000 (the "Annual Retainer") plus $750 for each meeting attended. Pursuant to the Company's Nonemployee Director Stock Plan, 50% of the Annual Retainer for each nonemployee director is paid in shares of Common Stock. Each quarter the smallest number of whole shares of Common Stock which when multiplied by the fair market value of such shares would equal no more than 50% of the nonemployee director's retainer fee payable for such quarter is calculated, and the dollar amount equivalent thereto is withheld from the director's quarterly retainer check. A certificate evidencing the number of shares of Common Stock so determined for each of the fiscal quarters beginning in the prior calendar year is delivered to the director at the first Board of Directors meeting held during each calendar year. Each non-employee director becomes vested in the Common Stock so awarded (i) at the end of the vesting period applicable to the award if the nonemployee director continues to be a member of the Board through the vesting period or (ii) upon his death, disability or retirement or (iii) if the nonemployee director ceases to be a director as a result of a change in control of the Company. Each such award is subject to a separate vesting period, and all awards become nonforfeitable and transferable on the first anniversary of the award.

         Directors who are also employees of the Company receive no separate compensation for serving as directors.

                HUMAN RESOURCES AND COMPENSATION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

         The Human Resources and Compensation Committee reviews and approves annual salaries, evaluates performance and reviews and approves pay increases for the Company's executive officers and senior management. The Committee also approves executive incentive plans and awards under those plans and recommends salary and bonus plans and awards for the Chief Executive Officer. The full Board of Directors evaluates and approves the Chief Executive Officer's salary and the awards of stock options to executive officers. The Committee periodically reports to the Board on its activities.

COMPENSATION PHILOSOPHY

         The Committee bases its decisions on a compensation philosophy designed to reward achievement based on corporate performance against measurable goals. The committee communicates performance standards and assures that the total compensation package provides an earnings opportunity that is competitive for the industry. Generally, salary and incentive programs are positioned to be aligned with or near the median of the range of compensation levels for other major national "for profit," "non-utility" companies adjusted for revenue size. Since total compensation directly impacts the ability to attract and retain qualified individuals in key positions, several salary survey sources are researched for salary data comparisons to assure the comparability of the Company's salaries to those of other companies in the comparison group. When developing policies and practices designed to attract and retain qualified individuals, the Company also considers the compensation-related policies and practices of companies in the comparison group.

EXECUTIVE COMPENSATION

         Compensation for executive officers consists of salary and short-term and long-term incentive compensation. In determining whether to adjust the salary of an executive officer, the Committee takes into account individual performance, performance of the operations directed by the executive officer and the executive officer's salary in relation to the established salary range. In evaluating whether an executive officer's total compensation package (base salary plus incentive compensation) should be adjusted, the Committee also takes into account the Company's objective of being at or near the median of the range for total compensation for comparison companies.

MANAGEMENT INCENTIVE PLAN

         In addition to receiving salary, executive officers are eligible to receive additional cash compensation under an annual incentive plan. Under the Management Incentive Plan ("MIP"), awards are made based on the Company's performance during the last fiscal year, the achievement of each individual's own financial goals for his or her business unit and other individual objectives. At the conclusion of each plan year, the Committee compares the Company's overall performance and the performance of individual business units to established objectives. The Committee assesses performance through an evaluation of quantitative and qualitative measures. The quantitative measure, Earnings Before Interest and Taxes, accounts for 80% of each individual's target award. The qualitative measure is comprised of present goals and accounts for the remaining 20% of each individual's performance rating. The qualitative portion of the MIP for the 1997 fiscal year was split such that 75% of the measure was awarded for successful integration of Rollins Environmental Services and Laidlaw Environmental Services into one company. The remaining 25% of the qualitative measure was awarded based on meeting preset goals and objectives. Under the terms of the MIP, the Committee may also take into consideration unusual or extraordinary items or circumstances affecting the Company's financial performance, such as the impact of mandated accounting changes or unusual charges related to acquisitions or divestitures.

STOCK OPTIONS

         Stock options are designed to provide an incentive for those primarily responsible for the growth and success of the Company. Stock option grants also are intended to encourage stock ownership and thereby further associate the interests of stockholders and those managing the Company.

         Stock option targets have been established for each participating level of responsibility within the Company. These targets were established based on a survey of other companies within the group of comparison companies. Targets for the Company are designed to be near the median long-term incentive opportunity granted by the survey group.

         Stock options are typically granted annually. Individual grants vary based on the target for each level of responsibility and the desire to reflect individual performance and potential. All grants are at market price at the close of business on the day prior to the date of grant and, after they become exercisable, have value only if the price of the Company's stock has increased in value.

COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER

         The Committee has tied the pay for the Chief Executive Officer to benchmark comparison companies in the Watson Wyatt Executive survey, the Mercer Accounting survey, the Hewitt Executive survey and a special survey performed by Hewitt Associates, LLC. Some or all of these surveys may include companies which are included in the Smith Barney Hazardous Waste Index (the "Index"); however, the companies included in the surveys were not chosen for the same purpose as the Index, and any such overlap is purely coincidental. The objective of total compensation for the Chief Executive Officer is the median of the market range for chief executive officers within the "for profit," "non-utility" comparison group of companies.

         Based on these surveys, Mr. Winger's salary for fiscal 1997 was established at $400,000 per year. His maximum MIP award target for fiscal 1997 was $180,208. Mr. Winger's MIP actual award for the 1997 fiscal year was $100,000 based on actual results achieved. Based on his performance, Mr. Winger also was granted options to purchase 250,000 shares of Common Stock under the 1997 Stock Option Plan. These options are subject to stockholder approval at the Annual Meeting.

         The Compensation Committee believes the executive compensation program and practices described above are competitive. They are designed to provide increased compensation with improved financial results and opportunity for capital accumulation, if shareholder value is increased.

Human Resources and Compensation Committee       Board of Directors
------------------------------------------       ------------------
John R. Grainger                                 James R. Bullock
John W. Rollins, Jr.                             John R. Grainger
David E. Thomas, Jr.                             Leslie W. Haworth
                                                 John W. Rollins, Sr.
                                                 John W. Rollins, Jr.
                                                 David E. Thomas, Jr.
                                                 Henry B. Tippie
                                                 James L. Wareham
                                                 Kenneth W. Winger
                                                 Grover C. Wrenn

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         From September 1, 1996 until May 15, 1997, the Executive Committee of the Board of Directors held primary responsibility for determining executive compensation levels. The following directors served on the Company's Executive Committee during such period: John W. Rollins, Sr., John W. Rollins, Jr. and Henry B. Tippie. Each was an employee of the Company during such time, but none participated in the deliberations of the Executive Committee with respect to his own compensation. Henry B. Tippie serves on the compensation committees of Rollins, Inc. and RPC, Inc. John W. Rollins, Sr., John W. Rollins, Jr. and Henry
B. Tippie are members of the executive committees of Rollins Truck Leasing Corp. and Matlack Systems, Inc. The executive committee of each of these two companies performs the functions of a compensation committee. John W. Rollins, Sr. and Henry B. Tippie serve on the compensation committee of Dover Downs Entertainment, Inc.

         From May 15, 1997 until August 31, 1997, the Human Resources and Compensation Committee held primary responsibility for determining executive compensation levels. John R. Grainger, John W. Rollins, Jr. and David E. Thomas, Jr. are the members of the Human Resources and Compensation Committee. Mr. Grainger is an officer of Laidlaw Inc.

         Mr. Bullock and Mr. Haworth also are officers of Laidlaw Inc., and Laidlaw Inc. indirectly owns approximately 67% of the outstanding Common Stock. In the ordinary course of business, the Company and Laidlaw Inc. or affiliates of Laidlaw Inc. from time to time have entered into various business transactions and agreements. The following is a summary of the material agreements, arrangements and transactions between the Company or its affiliates and Laidlaw Inc. or its affiliates since September 1, 1996.

         Stock Purchase Agreement. On May 15, 1997, pursuant to the terms of a Stock Purchase Agreement, dated as of February 6, 1997 (the "Stock Purchase Agreement"), among the Company, Laidlaw Inc. and Laidlaw Transportation, Inc., an indirect wholly owned subsidiary of Laidlaw Inc. ("LTI"), the Company acquired certain direct and indirect subsidiaries of Laidlaw Inc. (the "Acquired Subsidiaries") for consideration of (i) $400,000,000 in cash (less certain assumed bond indebtedness described in the Stock Purchase Agreement, a portion of which was paid at the closing of the transactions contemplated by the Stock Purchase Agreement (the "Closing")), consisting of a payment of $225,000,000, less the amount of such bond indebtedness, from the Company to LTI and a repayment of $175,000,000 owed to Laidlaw Inc. by a Canadian subsidiary of Laidlaw Chem-Waste, Inc., a wholly owned subsidiary of LTI, with funds contributed by the Company, (ii) 120,000,000 shares of Common Stock issued to LTI and (iii) a 5% Subordinated Convertible Pay-in-kind Debenture due 2009 of the Company in the original principal amount of $350,000,000 issued to LTI (the "PIK Debenture"). The terms and conditions of the acquisition (the "Acquisition") are set forth in the Stock Purchase Agreement and certain exhibits and schedules to the Stock Purchase Agreement.

         The Stock Purchase Agreement was attached as Annex A to the Company's Proxy Statement dated April 30, 1997 in connection with the Special Meeting of the Company's stockholders held on May 13, 1997, at which meeting the Acquisition was approved by the stockholders of the Company. The description in this Proxy Statement of the Stock Purchase Agreement and its terms and conditions is qualified in its entirety by reference to the Stock Purchase Agreement and the respective exhibits and schedules thereto and is not, and does not purport to be, complete.

         As a result of the Acquisition, Laidlaw Inc. is the majority stockholder of the Company and substantially all of the management of the Company now consists of former officers and directors of the Acquired Subsidiaries. Due to these factors, the Acquired Subsidiaries were treated as the acquiror for accounting purposes and the Acquisition was recorded as a reverse acquisition.

         Laidlaw Inc. Stock Ownership. Pursuant to the terms of the Stock Purchase Agreement, Laidlaw Inc. had the right to appoint three directors, one in each class, to the Board of Directors of the Company. In addition, Laidlaw Inc., acting with the Company, had the right to appoint three additional directors to the Board of Directors of the Company. For so long as Laidlaw Inc. owns more than 50% of the Common Stock, it will have the power to elect all of the directors to be elected at any meeting of the stockholders of the Company.

         Laidlaw Inc. Indemnities. Pursuant to the terms of the Stock Purchase Agreement, Laidlaw Inc. and LTI agreed to jointly and severally indemnify and hold harmless, subject to certain limitations, the Company and its affiliates from and against any and all Damages (as defined in the Stock Purchase Agreement) suffered by the Company resulting from or in respect of (i) various tax obligations and liabilities, (ii) pre-closing insurance claims, (iii) any breach or default in the performance by Laidlaw Inc. or LTI of (a) their covenants and agreements in the Stock Purchase Agreement to be performed on or after the date of the Closing or (b) any representation or warranty which survives the Closing (to the extent that damages therefrom exceed $2,000,000) and (iv) any environmental liability or environmental claim arising as a result of any act or omission by Laidlaw Inc. or LTI, including any release, occurring prior to the Closing, but only to the extent such liability or claim (a) was known to Laidlaw Inc. or certain of its affiliates and not disclosed in writing to the Company or (b) relates to the Marine Shale Processors or Mercier, Quebec facilities and exceeds (x) an aggregate of $1,000,000 in the particular year and
(y) an aggregate since the Closing of $1,000,000 times the number of years elapsed since the Closing, but only to the extent of cash expenditures incurred within six years after the date of the Closing.

         Laidlaw Inc. Guaranties. Prior to the Closing, Laidlaw Inc. entered into on behalf of the Acquired Subsidiaries certain guaranties, performance guaranties, bonds, performance bonds, suretyship arrangements, surety bonds, credits, letters of credit, reimbursements, agreements and other undertakings, deposit commitments or arrangements by which Laidlaw Inc. may be primarily, secondarily, contingently or conditionally liable for or in respect of (or which create, constitute or evidence a lien or encumbrance on any of the assets or properties of Laidlaw Inc. which secures the payment or performance of) a present or future liability or obligation of the Company (each a "Laidlaw Guaranty" and collectively the "Laidlaw Guaranties"). Pursuant to the terms of the Stock Purchase Agreement, the Company agreed to use its best efforts to cause Laidlaw Inc. to be fully and finally released and discharged from all further liability or obligation in respect of all Laidlaw Guaranties within six months following the date of the Closing.

         If at the end of six months following the date of the Closing, any Laidlaw Guaranty remains outstanding, then no later than the fifth business day following the expiration of such six-month period, the Company is required to deliver to Laidlaw Inc. a letter of credit which (i) names Laidlaw Inc. as the beneficiary thereof; (ii) is in an amount at least equal to the aggregate outstanding and undrawn balances of all such outstanding Laidlaw Guaranties;
(iii) is issued by a bank having credit ratings by each of Standard & Poor's Ratings Services and Moody's Investors Services, Inc. which are at least as high as the credit ratings given by such credit rating organizations for the issuer bank of each letter of credit which is an issuer of a Laidlaw Guaranty; (iv) has an expiration date no earlier than the expiration date of the last to expire of the Laidlaw Guaranties (however, if the letter of credit to be obtained by the Company for the benefit of Laidlaw Inc. pursuant to the Stock Purchase Agreement is to be issued with respect to more than one Laidlaw Guaranty, the amount of such letter of credit will reduce automatically and without any action by any party upon the expiration date of each Laidlaw Guaranty by the amount thereof or upon the acceptance by the beneficiary of such Laidlaw Guaranty of a substitute letter of credit provided by the Company); and (v) is payable at sight to Laidlaw Inc. upon presentation of a written, sworn affidavit of an officer of Laidlaw Inc. stating that Laidlaw Inc.'s reclamation credit issued by such issuer bank has been drawn upon by the beneficiary thereof in an amount not less than the draw being made by Laidlaw Inc. on such letter of credit.

         In addition, prior to the Closing, the Acquired Subsidiaries had entered into certain guaranties for the benefit of Laidlaw Inc.'s subsidiaries that were not involved in the Stock Purchase Agreement (the "Retained Subsidiaries"). Pursuant to the terms of the Stock Purchase Agreement, Laidlaw Inc. agreed to use all reasonable efforts to cause each Acquired Subsidiary to be fully and finally released and discharged from all further liability or obligation in respect of any guaranty given by any Acquired Subsidiary for obligations of any Retained Subsidiary and agreed to indemnify and hold harmless the Company from and against any and all Damages suffered by it in connection with any such guaranty and any and all other liabilities or obligations relating to the Retained Subsidiaries.

         Financial assurance is required for the cost of clean-up or environmental impairment restoration, if any should be incurred, following closure of the hazardous waste management facility operated by the Company in Pinewood, South Carolina. Prior to the Closing of the Stock Purchase Agreement, Laidlaw Inc. provided its corporate guaranty to satisfy this financial assurance. The required financial assurance thereunder is presently being provided by way of insurance coverage.

         The PIK Debenture. On May 15, 1997, the Company issued the PIK Debenture. The principal of the PIK Debenture is payable on May 15, 2009, subject to earlier mandatory or optional prepayment and any acceleration of its maturity date upon default.

         The PIK Debenture bears interest at the fixed rate of 5% per annum. For the first two years after the date of the Closing (the "Mandatory PIK Interest Payment Period"), interest on the outstanding principal balance of the PIK Debenture accrues at the 5% rate, but will be paid in shares of Common Stock. After the Mandatory PIK Interest Payment Period, at the election of the Company any payment due under the PIK Debenture (except upon an optional early redemption), including any accrued interest or principal, may be paid in shares of Common Stock. The number of shares of Common Stock for each such payment shall be equal to the dollar amount in accrued interest or principal due divided by the average of the daily closing prices of a share of Common Stock on the NYSE -- Composite Transactions for the ten consecutive trading days selected by the Company commencing not more than 20 trading days before, and ending not later than, the date such payment is due. Interest on the outstanding principal balance of the PIK Debenture is payable semiannually on November 15 and May 15, beginning on November 15, 1997 and continuing until the payment in full of the PIK Debenture.

         Beginning on May 15, 2002, and continuing until the business day prior to the repayment of the PIK Debenture, the PIK Debenture is convertible, in whole or in part, at the option of the holder, into shares of Common Stock. The conversion will be at a price equal to the conversion price (the "Conversion Price") of $3.75 per share, subject to adjustment under certain circumstances.

         During the period commencing on May 15, 2002, and continuing until maturity, the Company has the option to prepay the PIK Debenture, in whole or in part, only in cash, at the face amount of the PIK Debenture if the last reported sales price of a share of Common Stock, as reported by the New York Stock Exchange, equals or exceeds 120% of the Conversion Price for a period of at least ten consecutive trading days prior to the date of such proposed prepayment.

         Subject to the subordination provisions of the PIK Debenture, the maturity of the PIK Debenture may be accelerated if a "Default" occurs. Under the PIK Debenture a "Default" includes (i) a failure by the Company to pay the principal or accrued interest of the PIK Debenture on its maturity date or any interest payment date, respectively, (ii) the voluntary or involuntary bankruptcy of the Company or other insolvency proceedings involving the Company and (iii) the acceleration of the maturity of the amounts outstanding under the Credit Agreement dated as of May 15, 1997, among the Company, as borrower, the Toronto-Dominion Bank, as agent, and the other financial institutions parties thereto (the "Credit Facility") as a result of a default thereunder.

         The PIK Debenture ranks junior in right of payment to the amounts outstanding under the Credit Facility and to substantially all other indebtedness of the Company except (i) amounts owed (other than to banks, insurance companies and other financing institutions and obligations under capitalized leases) for goods, materials, services or operating lease rental payments in the ordinary course of business or for compensation to employees and
(ii) any liability for federal, state, provincial, local or other taxes owed or owing by the Company.

         Service Arrangements. Laidlaw Inc. and its affiliates have provided certain financial and management services to the Company and its subsidiaries. Such services have included providing general liability and workers' compensation insurance, income tax management and treasury services. Each of the service arrangements has been on arms-length terms comparable to those available in transactions with unaffiliated parties. During the fiscal year ended August 31, 1997, the Company paid Laidlaw Inc. $9.8 million on account of such services.

                GENERAL INFORMATION AS TO THE BOARD OF DIRECTORS

         During the fiscal year ended August 31, 1997, the Company's Board of Directors held a total of six regular and special meetings. From September 1, 1996 through May 15, 1997, the Board of Directors had three committees, the Audit Committee (which held one meeting during such period), the Executive Committee (which held two meetings during such period) and the Stock Option Committee (which held one meeting during such period). The Board of Directors currently has two committees: the Audit Committee (which held one meeting between May 15, 1997 and August 31, 1997) and the Human Resources and Compensation Committee (which held one meeting between May 15, 1997 and August 31, 1997). Each incumbent director attended at least 75% of the meetings of the Board of Directors and the meetings of committees on which he served held during the period for which he was a director. The Company does not have a nominating committee, rather the Board of Directors as a whole performs those functions.

COMMITTEES OF THE BOARD OF DIRECTORS PRIOR TO THE ACQUISITION

         Audit Committee. Prior to the Acquisition, the Audit Committee's functions included consulting with the Company's independent public accountants concerning the scope and results of the audit, reviewing the evaluation of internal accounting controls and inquiring into special accounting related matters.

         Executive Committee. Prior to the Acquisition, the Executive Committee had the power to exercise all of the powers and authority of the Board of Directors in the management of the business and affairs of the Company in accordance with the provisions of the by-laws of the Company. Prior to the Acquisition, the Executive Committee also performed all of the functions of a compensation committee of the Board of Directors.

         Stock Option Committee. Prior to the Acquisition, the Stock Option Committee administered the Company's outstanding stock option plans including the granting of options to various employees of the Company and its subsidiaries.

CURRENT COMMITTEES OF THE BOARD OF DIRECTORS

         Audit Committee. The Audit Committee is responsible for the oversight of the Company's financial reporting process and internal controls. Its duties include reviewing results of external audits, management's responses to external audit recommendations, internal audit reports and management's response to those reports; reviewing annual financial statements and any significant disputes between management and external auditors in connection with those financial statements; considering major changes and major questions of choice regarding appropriate auditing and accounting principles and practices to be followed when preparing corporate financial statements; reviewing corporate procedures used in preparing public financial statements and related management commentaries; meeting periodically with management to review the Company's major financial risk exposures; and considering indemnification issues.

         Human Resources and Compensation Committee. The Human Resources and Compensation Committee is responsible for reviewing and recommending to the Board of Directors of the Company annual salary, bonus, stock options and other benefits, direct and indirect, of officers; reviewing new executive compensation programs; periodically reviewing the coordination of the Company's executive compensation programs; reviewing and recommending to the Board of Directors of the Company compensation for directors; and establishing and periodically reviewing policies in the area of management perquisites.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         David E. Thomas, Jr., a Director of the Company, is the Senior Managing Director and the Head of the Investment Banking Group of Raymond James & Associates ("Raymond James"). Pursuant to the terms of a letter agreement dated January 3, 1997, the Company engaged Raymond James as the Company's financial advisor in connection with the Acquisition and agreed to (i) pay Raymond James a fee of $800,000, (ii) reimburse Raymond James for its reasonable out-of-pocket expenses (up to a maximum of $25,000) and (iii) indemnify Raymond James against certain liabilities, including certain liabilities under the federal securities laws.

                        PROPOSAL 1: ELECTION OF DIRECTORS

GENERAL INFORMATION

         The Company's Restated Certificate of Incorporation divides the Board of Directors into three classes, the members of one class to be elected each year for a three year term. The terms of the Class I directors will expire at the Annual Meeting.

         Vacancies on the Board of Directors may be filled by the remaining directors at any regular or special meeting thereof. Individuals selected to fill such vacancies will serve until the expiration of the terms of office of the directors in the class to which such director is appointed.

         Pursuant to the terms of the Stock Purchase Agreement, the Company agreed to increase the size of its Board of Directors from eight to ten members and to cause the election or appointment as directors of the Company of (i) the President and Chief Executive Officer of the Company, (ii) three individuals designated by the Company, (iii) three individuals designated by Laidlaw Inc. and (iv) three individuals designated jointly by the Company and Laidlaw Inc. John W. Rollins, Sr. (a Class III Director), John W. Rollins, Jr. (a Class II Director) and Henry B. Tippie (now a Class I Director), all of whom were directors of the Company prior to the Closing, were to continue on the Board of Directors as the Company's designees (the "Continuing Directors").

         At a meeting of the Board of Directors held on January 31, 1997, all of the directors of the Company, except the Continuing Directors, tendered their resignations to be effective as of the date of the Closing. In addition, Mr. Tippie resigned as a Class II Director effective as of the date of the Closing and was appointed to fill the vacancy to be created upon the Closing by the resignation of a Class I Director.

         At a meeting of the Board of Directors held on the date of the Closing, May 15, 1997, (i) Kenneth W. Winger, the newly appointed President and Chief Executive Officer of the Company, and Leslie W. Haworth were appointed as Class I Directors, (ii) John R. Grainger was appointed as a Class II Director and
(iii) James R. Bullock was appointed as a Class III Director. Each of Mr. Haworth, Mr. Grainger and Mr. Bullock were designated by Laidlaw Inc.

         At a meeting of the Board of Directors held on June 4, 1997, David E. Thomas, Jr. was appointed as a Class III Director and James L. Wareham was appointed as a Class I Director. Finally, at a meeting of the Board of Directors held on July 9, 1997, Grover C. Wrenn was appointed as a Class II Director. Each of Mr. Thomas, Mr. Wareham and Mr. Wrenn were designated by the Company and Laidlaw Inc. acting jointly.

         Prior to the Acquisition, the Company held its Annual Meeting of Stockholders in January of each year. Because the Acquisition was accounted for as a reverse acquisition, the Company adopted the fiscal year of its acquiror (ending August 31). Due to this change, the Company decided to move the date of its Annual Meeting of Stockholders from January to November. As a result, the expiration dates of the terms of directors will be reduced by two months such that the terms of the Class I Directors will expire at the Annual Meeting, the terms of the Class II Directors at the 1998 annual meeting and the terms of the Class III Directors at the 1999 annual meeting.

                                    NOMINEES

         The following information is furnished with respect to the Board of Directors' nominees for election as directors. The Board of Directors recommends a vote "FOR" all the nominees.

         All of the nominees for election as directors are currently serving as directors of the Company. Should any nominee for the office of director become unable to serve, which is not anticipated, it is the intention of the persons named in the proxy, unless otherwise specifically instructed therein, to vote for the election in his stead of such other person as the Board of Directors may recommend.

         1. CLASS I - TERMS TO EXPIRE AT THE 2000 ANNUAL MEETING.

                                                                            Principal Occupation or Employment During the Last
      Name, Present Position(s) and Term With the Company          Age        Five Years, Directorships of Public Companies
--------------------------------------------------------------     ---      --------------------------------------------------

Kenneth W. Winger                                                   59      President, Chief Executive Officer and Director of
President, Chief Executive Officer and                                      the Company since May 15, 1997; President, Chief
Director of the Company since May 1997                                      Operating Officer and sole director of Laidlaw
                                                                            Environmental Services (US), Inc. from July 1995
                                                                            until May 1997; Executive Vice President for
                                                                            Business Development of Laidlaw Waste Systems, Ltd.
                                                                            from January 1995 until July 1995; from May 1991
                                                                            until December 1994, Senior Vice President for
                                                                            Corporate Development of Laidlaw Inc. Mr. Winger
                                                                            also is a director of ViroGroup, Inc.


Leslie W. Haworth                                                   54      Senior Vice President and Chief Financial Officer of
Director of the Company since May 1997                                      Laidlaw Inc. for more than five years.  Mr. Haworth
                                                                            currently serves as Chairman of the Audit Committee.

Henry B. Tippie                                                     70      For more than five years, Chairman of the Board and
Director of the Company since 1982                                          President of Tippie Services; for more than five years,
                                                                            Chairman of the Executive Committee and Vice Chairman
                                                                            of the Board of Rollins Truck Leasing Corp.  Mr. Tippie
                                                                            was Chairman of the Executive Committee of the Company
                                                                            from 1988 until May 15, 1997.  Mr. Tippie also is a
                                                                            director of Matlack Systems, Inc., Dover Downs
                                                                            Entertainment, Inc., RPC, Inc. and Rollins Inc.
                                                                            Mr. Tippie is a member of the Audit Committee.

James L. Wareham                                                    58      President of AK Steel Corporation since March 1997;
Director of the Company since June 1997                                     from 1992 until 1996, Chief Executive Officer of
                                                                            Wheeling-Pittsburgh Steel Corporation.  Mr. Wareham is
                                                                            a member of the Audit Committee.

                MEMBERS OF THE BOARD OF DIRECTORS WHOSE TERMS
                    WILL CONTINUE AFTER THE ANNUAL MEETING

         2. CLASS II - TERMS EXPIRING AT THE 1998 ANNUAL MEETING.

                                                                  Principal Occupation or Employment During the Last
Name, Present Position(s) and Term With the Company       Age     Five Years, Directorships of Public Companies
---------------------------------------------------       ---     --------------------------------------------------

John W. Rollins, Jr.                                       55     President and Chief Operating Officer and a director of Rollins
Director of the Company since 1982                                Truck Leasing Corp. for more than five years; Chairman of the
                                                                  Board of Matlack Systems, Inc. for more than five years.  Mr.
                                                                  Rollins was Senior Vice Chairman of the Board of the Company
                                                                  from 1988 until May 15, 1997.  Mr. Rollins also is a director of
                                                                  Dover Downs Entertainment, Inc.  Mr. Rollins is a member of the
                                                                  Human Resources and Compensation Committee.  Mr. Rollins is
                                                                  the son of John W. Rollins, Sr.

John R. Grainger                                           48     Executive Vice President and Chief Operating Officer of Laidlaw
Director of the Company since May 1997                            Inc. since September 1997; President and Chief Operating Officer of Laidlaw Transit, Inc. since May 1992.  Mr. Grainger currently serves as Chairman of the Human Resources and Compensation
                                                                  Committee.

Grover C. Wrenn                                            54     Chairman and Chief Executive Officer of Better Health Network,
Director of the Company since July 1997                           Inc. since June 1996; Chief Executive Officer of EnSys
                                                                  Environmental Products, Inc. from April 1995 through December
                                                                  1996; and President and Chief Executive Officer of Applied
                                                                  Bioscience International from 1991 through March 1995.  Mr.
                                                                  Wrenn also is a director of Strategic Diagnostics, Inc. and
                                                                  Pharmakinetics Laboratories, Inc.


         3. CLASS III - TERMS EXPIRING AT THE 1999 ANNUAL MEETING.

                                                                  Principal Occupation or Employment During the Last
Name, Present Position(s) and Term With the Company       Age     Five Years, Directorships of Public Companies
---------------------------------------------------       ---     --------------------------------------------------

John W. Rollins, Sr.                                       80     Chairman of the Board and Chief Executive Officer of Rollins
Director of the Company since 1982                                Truck Leasing Corp. for more than five years.  Mr. Rollins was
                                                                  Chairman of the Board and Chief Executive Officer of the
                                                                  Company from 1988 until May 15, 1997.  Mr. Rollins also is a director of Matlack Systems, Inc., Rollins, Inc., RPC, Inc. and
                                                                  Dover Downs Entertainment, Inc.  Mr. Rollins is the father of
                                                                  John W. Rollins, Jr.

James R. Bullock                                           53     President and Chief Executive Officer of Laidlaw Inc. since
Director of the Company and Chairman                              October 1993; for more than a year prior thereto, President and
of the Board since May 1997                                       Chief Executive Officer of Cadillac Fairview Corporation Limited.
                                                                  Mr. Bullock also is a director of Laidlaw Inc.

David E. Thomas, Jr.                                       40     Senior Managing Director and the Head of the Investment Banking
Director of the Company since June 1997                           Group of Raymond James since July 1996; from 1991 until July
                                                                  1996, Managing Director of Raymond James. Mr. Thomas also is a director of Reynolds, Smith and Hills, Inc. Mr. Thomas is a member of the Human Resources and Compensation Committee.

        PROPOSAL 2: APPROVAL OF THE LAIDLAW ENVIRONMENTAL SERVICES, INC.
                             1997 STOCK OPTION PLAN

GENERAL

         The Company is seeking stockholder approval of the Laidlaw Environmental Services, Inc. 1997 Stock Option Plan. The Employee Option Plan was approved by the Board of Directors (the "Board") on July 9, 1997 and, subject to approval by the Company's stockholders at the Annual Meeting, the Employee Option Plan will become effective as of July 9, 1997 and will terminate as of July 8, 2007.

         The Employee Option Plan is intended to advance the interests of the Company and its subsidiaries by encouraging stock ownership by key employees of the Company and its subsidiaries as a means to attract, motivate and retain such employees. The maximum number of shares of Common Stock which may be issued pursuant to the plan is 6,000,000 plus such additional shares as may be issued pursuant to the antidilutive adjustment provisions of the plan. The proceeds received by the Company from the sale of Common Stock upon the exercise of options granted under the plan will be used for general corporate purposes. All expenses of administering the Employee Option Plan will be borne by the Company. If any option awarded under the plan lapses or is otherwise terminated then the underlying shares of Common Stock not acquired will be available again for issuance under the plan.

         The Employee Option Plan will be interpreted and administered by the Human Resources and Compensation Committee (the "HRCC"). Under the terms of the Employee Option Plan, the HRCC will from time to time select employees to receive options and establish the terms, conditions and restrictions with respect thereto; however, the Board must approve the terms, conditions and restrictions of each grant of an option to any person who is an officer of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended (an "Officer").

         The only persons who are eligible to receive awards under the Employee Option Plan are persons who are key employees of the Company or of any corporation in which the Company owns, directly or indirectly, not less than 50% of the outstanding voting shares and who are in a position, in the opinion of the HRCC, to make significant contributions to the growth, management and success of the Company and its subsidiaries and who do not own more than 10% of the stock of the Company at the time an option is granted. As of September 30, 1997, the Company and its subsidiaries had 72 such employees.

         The HRCC, or the Board with respect to Officers, will have the authority to grant options under the Employee Option Plan for such number of shares of Common Stock as it may determine and on such terms, conditions and restrictions as it may deem appropriate. The HRCC, or the Board with respect to Officers, will determine the period for which each option is granted and the terms on which it may be exercised. The exercise price of an option may not be less than the fair market value on the date the option is granted. The Employee Option Plan defines "fair market value" to mean the closing price of a share of Common Stock on the New York Stock Exchange as reported in the Wall Street Journal for the trading day immediately prior to the day on which the option is granted, or if the option is not granted on a trading day, then the last trading day before the option is granted.

         Options granted under the Employee Option Plan may be (a) incentive stock options ("ISOs"), (b) nonqualified stock options ("NQSOs") or (c) a combination of both types of options. ISOs and NQSOs will be designated as such at the time of the grant. In the case of ISOs, the terms and conditions of such grants will be subject to and comply with such rules as may be described in
Section 422 of the Code, and any regulations implementing such statute. The aggregate fair market value (as determined pursuant to the plan) of the stock with respect to which ISOs are granted which are exercisable for the first time by an employee during any calendar year (under all stock option plans maintained by the Company and its subsidiaries), valued as of the date of grant, may not exceed $100,000.

         Upon the exercise of an option, the option exercise price will be payable in cash, certified check, bank draft, note, money order or such other method as determined by the HRCC.

         The HRCC, or the Board with respect to Officers, will determine the period during which each option may be exercised. All options will expire if not exercised by the end of the specified term, and no option will be exercisable after the expiration of ten years from the date it is granted. Each option granted under the Employee Option Plan may be exercised, so long as it is valid and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of shares of Common Stock for which the option may be exercised at a particular time and to such other conditions as the HRCC, or the Board in the case of grants to Officers, in its discretion may specify upon granting the option. Options are not transferable otherwise than by will or the laws of descent and distribution and are exercisable during the optionee's lifetime only by the optionee. After the death of an optionee, his executor, administrator or any person or persons to whom his option may be transferred by will or by the laws of descent and distribution, will have the right, at any time prior to the earlier of the date of expiration of the option or one year following the date of such death, to exercise the option, in whole or in part.

         The HRCC may modify, revise or terminate the Employee Option Plan at any time and from time to time; however, the Board may not increase the aggregate number of shares which may be issued under options pursuant to the provisions of the Employee Option Plan without the approval of a majority of the holders present, in person or by proxy, at a meeting of the stockholders at which such approval is sought, and that any amendment, modification, revision or termination may not affect any outstanding option.

         The existence of outstanding options will not affect in any way, the right or power of the Company or its stockholders to make or authorize any adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business or any merger or consolidation of the Company or any issue of securities or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding whether of a similar character or otherwise.

         If the Company effects a subdivision or consolidation of its Common Stock or other capital readjustment, the payment of a stock dividend or other increase or reduction of the number of shares of Common Stock outstanding without receiving compensation therefor in money, services or property, then (a) the number, class and per share price of shares subject to outstanding options under the Employee Option Plan will be appropriately adjusted in such manner as to entitle the optionee to receive upon exercise of an option for the same aggregate cash consideration the same total number and class of shares as he would have received had he exercised his options in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares then reserved for issuance under the Employee Option Plan will be adjusted by substituting for the total number and class of shares then reserved that number and class of shares that would have been received by the owner of an equal number of outstanding shares of each class as the result of the event requiring the adjustment.

         After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which the Company is the surviving corporation, each holder of an outstanding option will, at no additional cost, be entitled upon exercise of such option to receive (subject to any required action by stockholders) in lieu of the number and class of shares as to which such option would have been so exercisable in the absence of such event, the number and class of shares to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation, if immediately prior to such merger or consolidation, such holder had been the holder of record of the number and class of shares equal to the number and class of shares as to which such option shall be so exercisable.

         If the Company is merged or consolidated under circumstances where the Company is not the surviving corporation or if the Company is liquidated or sells or otherwise disposes of substantially all of its assets to another corporation while unexercised options remain outstanding under the Employee Option Plan: (i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding option will be entitled, upon exercise of such option, to receive, in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of the merger, consolidation or sale, (ii) the HRCC may waive any limitations set forth in or imposed pursuant to the Employee Option Plan so that all options, from and after a date prior to the effective date of such merger, consolidation, liquidation or sale, as the case may be, specified by the HRCC, will be exercisable in full; and (iii) all outstanding options may be canceled by the HRCC as of the effective date of any such merger, consolidation, liquidation or sale, provided that (x) notice of such cancellation is given to each holder of an option and (y) each holder of an option has the right to exercise such option in full during a thirty day period preceding the effective date of such merger, consolidation, liquidation or sale.

         Except as provided above, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, will not affect, and no adjustment by reason thereof will be made with respect to, the number, class or price of shares then subject to outstanding options.

         No optionee will have rights as a stockholder with respect to shares covered by his option until the date of issuance of a stock certificate for such shares; and except as provided above, no adjustment for dividends, or otherwise, will be made if the record date thereof is prior to the date of issuance of such certificate.

EMPLOYEE OPTION PLAN BENEFITS

         During the fiscal year ended August 31, 1997, the Company granted options (contingent upon stockholder approval of the plan at the Annual Meeting) to acquire 1,097,500 shares of Common Stock to a total of 72 persons under the Employee Option Plan. The following table sets forth the number of shares of Common Stock underlying such options and the dollar value such options would have had on August 31, 1997 (the difference between the closing price of the Common Stock on such date and the exercise price times the number of options) if such options had been exercisable as of such date:

NEW PLAN BENEFITS

                                              Employee Option Plan
                                          ------------------------------

Name and Position                         Dollar Value    No. of Options
-----------------                         ------------    --------------

Kenneth W. Winger                           $359,375         250,000
Michael J. Bragagnolo                        215,625         150,000
John W. Rollins, Sr.                             -0-             -0-
John V. Flynn, Jr.                               -0-             -0-
Executive Group                              690,000         480,000
Non-Executive Director Group                     -0-             -0-
Non-Executive Officer Employee Group         887,656         617,500


CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         Incentive Stock Options. With respect to an ISO, an employee does not recognize income for federal tax purposes at the time the ISO is granted or when the ISO is exercised. However, for purposes of computing the employee's alternative minimum taxable income, the difference between the option price and the fair market value of the Common Stock on the exercise date may be an income adjustment item in the year the ISO is exercised. In the case of a disposition of Common Stock acquired pursuant to an ISO, other than in a "disqualifying disposition," an employee will recognize a long-term capital gain or long-term capital loss equal to the difference between the option price of the ISO and the amount received for the Common Stock.

         A "disqualifying disposition" occurs when Common Stock acquired through the exercise of an ISO is disposed of prior to either (1) two years from the grant date of the ISO or (2) one year from the date that the Common Stock is transferred to the employee upon the exercise of the ISO. In the case of a "disqualifying disposition" of Common Stock acquired pursuant to an ISO, the employee will recognize ordinary income in the amount of the lesser of (1) the fair market value of the Common Stock on the exercise date minus the option price or (2) the amount realized on the sale or exchange of the Common Stock minus the option price.

         Upon a "disqualifying disposition," the amount of ordinary income recognized by the employee will increase the employee's basis in such Common Stock, and the employee will recognize a capital gain, if any, equal to the difference between the amount received for the Common Stock and the Employee's basis in such Common Stock. Depending on the holding period of the Common Stock, any capital gain recognized on the disposition will be either short-term or long-term.

         In the event of a "disqualifying disposition," the Company will be entitled to an income tax deduction in the year of such disposition equal to the amount of ordinary income recognized by the employee.

         Non-Qualified Stock Options. With respect to a NQSO, an employee does not recognize income for federal tax purposes at the time a NQSO is granted unless the option has a readily ascertainable fair market value. If the NQSO does not have a readily ascertainable fair market value, the employee will recognize income with respect to the option when the option is exercised. Upon exercise of a NQSO, an employee will recognize ordinary income equal to the excess of the fair market value of the Common Stock on the exercise date over the option price paid by the employee.

         If the Company complies with the applicable reporting requirements, the Company will be entitled to an income tax deduction equal to the amount of income includible in the employee's income upon the exercise of the option.

         Upon the sale or exchange of Common Stock acquired through the exercise of a NQSO, an employee will recognize a capital gain or capital loss equal to the difference between the amount received upon the sale or exchange of the Common Stock and the employee's basis in the Common Stock (generally the sum of the ordinary income recognized by the employee upon the exercise of the NQSO plus the amount paid by the employee to exercise the NQSO). Depending on the holding period of the Common Stock any capital gain or capital loss recognized on the disposition will be either short-term or long-term.

         Limits on Deduction. Under Section 162(m) of the Code, the amount of compensation paid to the Named Executive Officers of the Company in the year for which a deduction is claimed by the Company (including its subsidiaries) is limited to $1,000,000 per person, except that compensation which is performance-based will be excluded for purposes of calculating the amount of compensation subject to this $1,000,000 limitation. The ability of the Company to claim a deduction for compensation paid to any other executive officer or employee of the Company (including its subsidiaries) is not affected by this provision. Because the grant of NQSOs is not deemed to be performance-based under

Section 162(m) of the Code, amounts for which the Company may claim a deduction upon the exercise of any option will be subject to the limitations on deductibility set forth in Section 162(m).

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE EMPLOYEE OPTION PLAN.

        PROPOSAL 3: APPROVAL OF THE LAIDLAW ENVIRONMENTAL SERVICES, INC.
                           DIRECTORS STOCK OPTION PLAN

GENERAL

         The Company is seeking stockholder approval of the Laidlaw Environmental Services, Inc. Directors Stock Option Plan. The Director Option Plan was approved by the Board on July 9, 1997 and, subject to approval by the Company's stockholders at the Annual Meeting, the Director Option Plan will become effective as of July 9, 1997 and will terminate as of July 8, 2007.

         The Director Option Plan is intended to advance the interests of the Company and its subsidiaries by encouraging stock ownership by the directors of the Company. The maximum number of shares of Common Stock which may be issued pursuant to the plan is 540,000 plus such additional shares as may be issued pursuant to the antidilutive adjustment provisions of the plan. The proceeds received by the Company from the sale of Common Stock upon the exercise of options will be used for general corporate purposes. All expenses of administering the Director Option Plan will be borne by the Company. If any option awarded under the plan lapses or is otherwise terminated, then the underlying shares of Common Stock not acquired will be available again for issuance under the plan.

         Only directors of the Company who are not executive officers of the Company are eligible to receive awards under the Director Option Plan. As of September 30, 1997, the Company had nine directors who were not executive officers of the Company.

         The Director Plan will be interpreted and administered by the Board. Under the terms of the Director Option Plan, the Board will from time to time designate directors to receive options and determine the number of options to be awarded to each such director.

         The Board will have the authority to grant options under the Director Option Plan for such number of shares of Common Stock as it may determine and on such terms, conditions and restrictions as it may deem appropriate. No single person may hold options covering more than 5% of the number of issued and outstanding shares of Common Stock. The Board will determine the period for which each option is granted and the terms on which it may be exercised. The exercise price of an option may not be less than the fair market value on the date the option is granted. The Director Option Plan defines "fair market value" to mean the closing price of a share of Common Stock on the New York Stock Exchange as reported in the Wall Street Journal for the trading day immediately prior to the day on which the option is granted, or if the option is not granted on a trading day, then the last trading day before the option is granted.

         Upon the exercise of an option, the option exercise price will be payable in cash, certified check, bank draft, note, money order or such other method as determined by the Board.

         The Board will determine the period during which each option may be exercised. All options will expire if not exercised by the end of the specified term, and no option will be exercisable after the expiration of ten years from the date it is granted. Options are not assignable and not transferable otherwise than by will or the laws of descent and distribution and are exercisable during the optionee's lifetime only by the optionee or the optionee's appointed guardian or legal representatives. After the death of the optionee, his executor, administrator or any person or persons to whom his option may be transferred by will or by the laws of descent and distribution, will have the right, at any time prior to the earlier of the date of expiration or one year following the date of such death, to exercise the option, in whole or in part.

         The Board may modify, revise or terminate the Director Option Plan at any time and from time to time; however, any amendment, modification, revision or termination may not affect any outstanding option, except as provided above.

         The existence of outstanding options will not affect in any way, the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business or any merger or consolidation of the Company or any issue of securities or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding whether of a similar character or otherwise.

         If the Company effects a subdivision or consolidation of its Common Stock or other capital readjustment, the payment of a stock dividend or other increase or reduction of the number of shares of Common Stock outstanding without receiving compensation therefor in money, services or property, then (a) the number, class and per share price of shares subject to outstanding options under the Director Option Plan will be appropriately adjusted in such manner as to entitle the optionee to receive upon exercise of an option for the same aggregate cash consideration the same total number and class of shares as the optionee would have received had the optionee exercised his options in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares then reserved for issuance under the Director Option Plan will be adjusted by substituting for the total number and class of shares then reserved that number and class of shares that would have been received by the owner of an equal number of outstanding shares of each class as the result of the event requiring the adjustment.

         After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which the Company is the surviving corporation, each holder of an outstanding option will, at no additional cost, be entitled upon exercise of such option to receive (subject to any required action by stockholders) in lieu of the number and class of shares as to which such option would have been so exercisable in the absence of such event, the number and class of shares to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation, if immediately prior to such merger or consolidation, such holder had been the holder of record of the number and class of shares equal to the number and class of shares as to which such option shall be so exercisable.

         If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if the Company is liquidated, or sells or otherwise disposes of substantially all of its assets to another corporation while unexercised options remain outstanding under the Director Option Plan: (i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding option will be entitled, upon exercise of such option, to receive, in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of the merger, consolidation or sale; (ii) the Board may waive any limitations set forth in or imposed pursuant to the Director Option Plan so that all options, from and after a date prior to the effective date of such merger, consolidation, liquidation or sale, as the case may be, specified by the Board, will be exercisable in full; and (iii) all outstanding options may be canceled by the Board as of the effective date of any such merger, consolidation, liquidation or sale provided that (x) notice of such cancellation is given to each holder of an option and (y) each holder of an option has the right to exercise such option in full during a thirty day period preceding the effective date of such merger, consolidation, liquidation or sale.

         Except as provided above, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, will not affect, and no adjustment by reason thereof will be made with respect to, the number, class or price of shares then subject to outstanding options.

         No optionee will have rights as a stockholder with respect to shares covered by his option until the date of issuance of a stock certificate for such shares; and except as provided above, no adjustment for dividends, or otherwise, will be made if the record date thereof is prior to the date of issuance of such certificate.

DIRECTOR OPTION PLAN BENEFITS

         During the fiscal year ended August 31, 1997, the Company granted options (contingent upon stockholder approval of the plan at the Annual Meeting) to acquire 10,000 shares of Common Stock to each of its nine non-employee directors under the Director Option Plan. The following table sets forth the number of shares of Common Stock underlying such options and the dollar value such options would have had on August 31, 1997 (the difference between the closing price of the Common Stock on such date and the exercise price times the number of options) if such options had been exercisable as of such date.

NEW PLAN BENEFITS

                                                   Employee Option Plan
                                          ------------------------------------

Name and Position                         Dollar Value          No. of Options
-----------------                         ------------          --------------

Kenneth W. Winger                               -0-                   -0-
Michael J. Bragagnolo                           -0-                   -0-
John W. Rollins, Sr.                       $ 14,375                10,000
John V. Flynn, Jr.                              -0-                   -0-
Executive Group                                 -0-                   -0-
Non-Executive Director Group                129,375                90,000
Non-Executive Officer Employee Group            -0-                   -0-


CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         A director will not recognize income for federal tax purposes at the time an option is granted unless the option has a readily ascertainable fair market value. If the option does not have a readily ascertainable fair market value, the director will recognize income with respect to the option when the option is exercised. Upon exercise of an option, a director will recognize ordinary income equal to the excess of the fair market value of the Common Stock on the exercise date over the option price paid by the director.

         If the Company complies with the applicable reporting requirements, the Company will be entitled to an income tax deduction equal to the amount of income includible in the director's income upon the exercise of the option.

         Upon the sale or exchange of Common Stock acquired through the exercise of an option, a director will recognize a capital gain or capital loss equal to the difference between the amount received upon the sale or exchange of the Common Stock and the director's basis in the Common Stock (generally the sum of the ordinary income recognized by the director upon the exercise of the option plus the amount paid by the director to exercise the option). Depending on the holding period of the Common Stock any capital gain or capital loss recognized on the disposition will be either short-term or long-term.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
                     APPROVAL OF THE DIRECTOR OPTION PLAN.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Pursuant to Section 16 of the Securities Exchange Act of 1934, directors and executive officers of the Company and beneficial owners of 10% or more of the Common Stock are required to file reports with the Securities and Exchange Commission indicating their holdings of and transactions in the Common Stock. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all such persons have complied with all filing requirements with respect to the fiscal year ended August 31, 1997.

                        INDEPENDENT CERTIFIED ACCOUNTANTS

         Representatives of Coopers & Lybrand, LLP, which audited the financial statements of the Company for the most recently completed fiscal year and which has been selected to audit such statements for the current fiscal year, are expected to be present at the Annual Meeting and will have an opportunity to make such statements as they may desire. Such representatives are expected to be available to respond to appropriate questions from stockholders.

                PROPOSALS FOR 1998 ANNUAL MEETING OF STOCKHOLDERS

         Stockholders who intend to present proposals for consideration at next year's annual meeting are advised that any such proposal must be received by the Secretary of the Company no later than the close of business on July 2, 1998, if such proposal is to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                                 OTHER BUSINESS

         The Board is not aware of any other matter which will be presented for action at the Annual Meeting, but if any business properly is brought before the meeting, it is intended that the proxies received from this solicitation will be voted by the persons named therein in accordance with their best judgment.

                                   APPENDIX A

                      LAIDLAW ENVIRONMENTAL SERVICES, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints James R. Bullock and Kenneth W. Winger, or either of them, the attorney or attorneys and proxy or proxies of the undersigned with full power of substitution to attend the 1997 Annual Meeting of Stockholders of Laidlaw Environmental Services, Inc. (the "Company") to be held at the Adam's Mark Hotel, 1200 Hampton Street, Columbia, South Carolina, at 9:30 a.m., E.S.T. on November 25, 1997, and at any adjournment thereof, to vote all shares of stock of the Company that the undersigned shall be entitled to vote. Said proxies are instructed to vote on the matters set forth in the proxy statement as specified below. The Board of Directors recommends a vote FOR all nominees listed below, FOR approval of the 1997 Stock Option Plan and FOR approval of the Directors Stock Option Plan.

1.       Election of Directors.

         FOR all nominees listed below (except as marked to the contrary below) __________ check

                Class I - Terms to Expire at 2000 Annual Meeting

   Kenneth W. Winger    Leslie W. Haworth    Henry B. Tippie    James L. Wareham

         (Instructions: to withhold authority for any individual nominee write that nominee's name in the blank space below.)

         _____________________________________________________________________

         WITHHOLD AUTHORITY to vote for all nominees listed above __________ check

2.       Approval of the 1997 Stock Option Plan.

              For __________ Against __________ Abstain __________

3.       Approval of the Directors Stock Option Plan.

              For __________ Against __________ Abstain __________

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

         This proxy when properly signed and dated will be voted in the manner directed herein by the undersigned Stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE, FOR APPROVAL OF THE 1997 STOCK OPTION PLAN AND FOR APPROVAL OF THE DIRECTORS STOCK OPTION PLAN.

                                    Dated _______________________, 1997

                                    _____________________________(L.S.)

                                    _____________________________(L.S.)

                                    Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by authorized officer. If a partnership, sign in partnership name by authorized person. If more than one trustee, all should sign. This proxy may be revoked any time prior to its exercise.

                PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY.

                                   APPENDIX B


                      LAIDLAW ENVIRONMENTAL SERVICES, INC.
                             1997 STOCK OPTION PLAN
                           EFFECTIVE DATE JULY 9, 1997

1.       PURPOSE

         The 1997 Stock Option Plan ("Plan") of Laidlaw Environmental Services, Inc. ("LESI") is intended to advance the interests of LESI and its subsidiaries by encouraging stock ownership by key employees of LESI and its subsidiaries as a means to attract, motivate and retain such employees.

2.       ADMINISTRATION OF THE PLAN

         The Plan shall be administered by the Human Resources and Compensation Committee of the Board of Directors of LESI ("HRCC"). The HRCC shall have the power to modify the provisions of the Plan to conform with law and to meet special circumstances not anticipated or covered in the Plan, to make any interpretations of the provisions of the Plan, to adopt rules and regulations and prescribed forms for carrying out the purposes and provisions of the Plan and to amend the Plan except with respect to options that have been granted. Any interpretation, decision or determination made by the HRCC shall be final, binding and conclusive on all parties.

3.       SHARES SUBJECT TO THE PLAN

         The HRCC may grant options ("Options") to purchase not more than 6,000,000 Common Shares ("Shares"), $1.00 par value, of LESI in the aggregate subject to adjustments as provided in Section 5 hereof; provided, however, that each grant of an option hereunder to any person who is an officer of LESI for purposes of Section 16 of the Securities Exchange Act of 1934, as amended (an "Officer"), shall be approved by the Board of Directors of LESI. If any Option granted to a person eligible to be granted Options under the Plan ("Participant") lapses or is otherwise terminated, such Shares shall then be again available for the grant of Options hereunder. Such Shares may be treasury Shares or authorized but unissued Shares.

4.       TERMINATION OF PLAN

         The Plan (and any Options granted pursuant to the Plan) shall terminate on April 30, 1998, unless prior to that time the Plan has been approved by the vote of the holders of a majority of the shares present, in person or by proxy, at a meeting of the shareholders at which such approval is sought. If such approval is given, the Plan shall terminate on July 8, 2007; provided, however, that the HRCC of LESI within its absolute discretion may terminate the Plan at any time. No such termination, other than as provided for in Section 5 hereof, shall in any way affect any Option then outstanding.

5.       CHANGES IN LESI'S CAPITAL STRUCTURE

         The existing outstanding Options shall not affect in any way, the right or power of LESI or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganization or other changes in LESI's capital structure or its business or any merger or consolidation of LESI or any issue of securities or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding whether of a similar character or otherwise.

         If LESI shall effect a subdivision or consolidation of Shares or other capital readjustment, the payment of a stock dividend or other increase or reduction of the number of Shares outstanding without receiving compensation therefor in money, services or property, then:

         (a) The number, class and per share price of Shares subject to outstanding Options hereunder shall be appropriately adjusted in such manner as to entitle the Participant to receive upon exercise of an Option for the same aggregate cash consideration the same total number and class of Shares as he would have received had he exercised his Options in full immediately prior to the event requiring the adjustment; and

         (b) The number and class of Shares then reserved for issuance under the Plan shall be adjusted by substituting for the total number and class of Shares then reserved that number and class of Shares that would have been received by the owner of an equal number of outstanding Shares of each class as the result of the event requiring the adjustment.

         After a merger of one or more corporations into LESI, or after a consolidation of LESI and one or more corporations in which LESI shall be the surviving corporation, each holder of an outstanding Option shall, at no additional cost, be entitled upon exercise of such Option to receive (subject to any required action by shareholders) in lieu of the number and class of Shares as to which such Option would have been so exercisable in the absence of such event, the number and class of Shares to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation, if immediately prior to such merger or consolidation, such holder had been the holder of record of the number and class of Shares equal to the number and class of Shares as to which such Option shall be so exercised.

         If LESI is merged into or consolidated with another corporation under circumstances where LESI is not the surviving corporation, or if LESI is liquidated, or sells or otherwise disposes of substantially all of its assets to another corporation while unexercised Options remain outstanding under the Plan:
(i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive, in lieu of Shares, shares of such stock or other securities as the holders of Shares of such class of stock received pursuant to the terms of the merger, consolidation or sale; (ii) the HRCC may waive any limitations set forth in or imposed pursuant to Section 8.d. hereof so that all Options, from and after a date prior to the effective date of such merger, consolidation, liquidation or sale, as the case may be, specified by the HRCC, shall be exercisable in full; and (iii) all outstanding Options may be canceled by the HRCC as of the effective date of any such merger, consolidation, liquidation or sale provided that (x) notice of such cancellation shall be given to each holder of an Option and (y) each holder of an Option shall have the right to exercise such Option in full (without regard to any limitations set forth in or imposed pursuant to Section 8.d. hereof) during a thirty (30) day period preceding the effective date of such merger, consolidation, liquidation or sale.

         Except as hereinbefore expressly provided, the issue by LESI of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of LESI convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of Shares then subject to outstanding Options.

6.       ELIGIBILITY

         The persons who shall be eligible to participate in the Plan and be granted Options shall be those persons who are key employees of LESI or of any corporation in which LESI owns directly or indirectly not less than fifty percent (50%) of the outstanding voting shares of such corporation and who are in a position in the opinion of the HRCC to make significant contributions to the growth, management and success of LESI and its subsidiaries and who do not own more than ten percent (10%) of the stock of LESI at the time an Option is granted. The HRCC shall from time to time in its sole discretion select those persons who are to be granted Options and establish the terms and conditions with respect thereto; provided, however, the Board of Directors of LESI shall approve the terms and conditions of each grant of an option to any person who is an Officer.

7.       AUTHORITY TO GRANT OPTIONS

         Options granted hereunder may be:

         (a) Incentive Stock Options, which shall mean a right to purchase Shares from LESI that is granted pursuant to this Section 7 and that is intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended from time to time ("Section 422 of the Code"), or any successor provision thereto;

         (b) Non-Qualified Stock Options, which shall mean the right to purchase Shares from LESI granted pursuant to this Section 7 and that is not intended to be an Incentive Stock Option; or

         (c)      both types of Options.

         Incentive Stock Options shall be designated as such, and Non-Qualified Stock Options shall be designated as such.

         In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be subscribed by Section 422 of the Code, and any regulations implementing such statute. The aggregate fair market value (determined as provided in Section 8(a) of the Plan) of the stock with respect to which incentive stock options are granted hereunder which are exercisable for the first time by such employee during any calendar year (under all the stock option plans maintained by LESI and subsidiary corporations), valued as of the date of grant, shall not exceed $100,000 in accordance with Section 422 of the Code. No Option shall be granted under the Plan after ten (10) years from the date the Plan is adopted.

8.       OPTION PROVISIONS

         (a) The HRCC, or the Board of Directors with respect to Officers, shall have authority to grant Options under the Plan to a Participant for such number of Shares as it may determine and on such terms, conditions and restrictions as it may deem appropriate (the "Terms, Conditions and Restrictions"). The grant and exercise of Options hereunder shall be subject to all applicable federal, provincial, state and local laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The HRCC, or the Board of Directors with respect to Officers, shall determine the period for which each Option is granted and the terms on which it may be exercised. The price per share at which Shares may be acquired upon exercise of an Option shall be not less than the fair market value on the date the Option is granted. The fair market value of the Shares shall be the closing price of the stock on the New York Stock Exchange as reported in the Wall Street Journal for the trading day immediately prior to the day on which the Option is granted, or if the Option is not granted on a trading day, then such fair market value shall be determined on the last trading day before the Option is granted.

         (b) The HRCC, or the Board of Directors with respect to Officers, shall determine the period during which each Option may be exercised. All Options shall expire if not exercised by the end of the specified term. No Option shall be exercisable after the expiration of ten (10) years from the date such Option is granted.

         (c) Options shall be exercised by the delivery of written notice to LESI setting forth the number of Shares with respect to which the Options are to be exercised and specifying whether the Options being exercised are Incentive Stock Options or Non-Qualified Stock Options. The purchase price of Shares as to which an Option shall be exercised shall be paid to LESI at the time of exercise in cash, certified check, bank draft, money order, note or such other method as determined by the HRCC whereupon certificates for the Shares will be issued and delivered. Such certificates shall specify whether the Shares were issued pursuant to Incentive Stock Options or Non-Qualified Stock Options.

         (d) Each Option may be exercised, so long as it is valid and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of Shares for which the Option may be exercised at a particular time and to such other conditions as the HRCC, or the Board of Directors in the case of grants to Officers, in its discretion may specify upon granting the Option.

         (e) Options are not transferable otherwise than by will or the laws of descent and distribution and are exercisable during the Participant's lifetime only by the Participant.

         (f) The Plan and any Option granted under the Plan shall not confer upon any Participant any right with respect to continuance of employment by LESI or any direct or indirect subsidiary nor shall they interfere in any way with the right of LESI or any direct or indirect subsidiary to terminate a Participant's employment at any time.

         (g) Except as may be otherwise expressly provided herein, Options shall terminate on such date as shall be selected by the HRCC, or the Board of Directors in the case of grants to Officers, in its discretion and specified in the Terms, Conditions and Restrictions. Whether authorized leave of absence, or absence on military or government service, shall constitute severance of the employment relationship between LESI or its subsidiary corporation and the Participant shall be determined by the HRCC, or the Board of Directors in the case of grants to Officers, at the time thereof. After the death of the Participant, his executor, administrator, or any person or persons to whom his Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the earlier of the date of expiration or one year following the date of such death, to exercise the Option, in whole or in part (without regard to any limitations set forth in or imposed pursuant to Section 8.d. hereof).

9.       REQUIREMENTS OF LAW

         LESI shall not be required to sell or issue any Shares under an Option if the issuance of such Shares would constitute a violation by the Participant or LESI of any provisions of any law or regulation of any governmental authority. In addition, in connection with the Securities Act of 1933 (as now in effect or hereafter amended), upon exercise of any Option, LESI shall not be required to issue such Shares unless the HRCC has received evidence satisfactory to it to the effect that the holder of such Option will not transfer such Shares except pursuant to a registration statement in effect under such Act or unless an opinion of counsel to LESI has been received by LESI to the effect that such registration is not required. Any determination in this connection by the HRCC shall be final, binding and conclusive. In the event the Shares issuable on exercise of an Option are not registered under the Securities Act of 1933, LESI may imprint the following legend or any other legend which counsel for LESI considers necessary or advisable to comply with the Securities Act of 1933:

         "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any State and may not be sold or transferred except upon such registration or upon receipt by LESI of an opinion of counsel satisfactory to LESI, in form and substance satisfactory to LESI, that registration is not required for such sale or transfer."

         LESI may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended); and in the event any Shares are so registered LESI may remove any legend on certificates representing such Shares. LESI shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

10.      NO RIGHTS AS SHAREHOLDER

         No Participant shall have rights as a shareholder with respect to Shares covered by his Option until the date of issuance of a stock certificate for such Shares; and except as otherwise provided in Section 5 hereof, no adjustment for dividends, or otherwise, shall be made if the record date thereof is prior to the date of issuance of such certificate.

11.      AMENDMENT OR TERMINATION OF PLAN

         The HRCC may modify, revise or terminate this Plan at any time and from time to time; provided, however, that without the further approval of the holders of a majority of the shares present, in person or by proxy, at a meeting of the shareholders at which such approval is sought, the Board may not increase the aggregate number of shares which may be issued under Options pursuant to the provisions of this Plan and that any amendment, modification, revision or termination shall not affect any outstanding Options.

12.      EFFECTIVE DATE OF PLAN.

         The Plan shall be become effective and shall be deemed to have been adopted on July 9, 1997.

                                   APPENDIX C

                      LAIDLAW ENVIRONMENTAL SERVICES, INC.
                           DIRECTORS STOCK OPTION PLAN
                             EFFECTIVE JULY 9, 1997


1.       PURPOSE

         The Directors Stock Option Plan ("the Plan") of Laidlaw Environmental Services, Inc. ("LESI") is intended to advance the interests of LESI and its subsidiaries by encouraging stock ownership by directors of LESI.

2.       ADMINISTRATION OF THE PLAN

         The Plan shall be administered by the Board of Directors of LESI. The Board of Directors shall have the power, subject to regulatory approval, to modify the provisions of the Plan to conform with law or to meet special circumstances not anticipated or covered in the Plan, to make any interpretations of the provisions of the Plan, to adopt rules and regulations and prescribed forms for carrying out the purposes and provisions of the Plan and to amend the Plan except with respect to options that have been granted. Any interpretation, decision or determination made by the Board of Directors shall be final, binding and conclusive on all parties.

3.       SHARES SUBJECT TO THE PLAN

         The Board of Directors may grant options ("Options") for the purchase of not more than 540,000 Common Shares ("Shares") $1.00 par value of LESI in the aggregate subject to adjustments as provided in paragraph 4 hereof. If any Option granted to a person eligible to be granted Options under the Plan ("Participant") lapses or is otherwise terminated, such Shares shall then be again available for the grant of Options hereunder.

4.       CHANGES IN LESI'S CAPITAL STRUCTURE

         The existence of outstanding Options shall not affect in any way, the right or power of LESI or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in LESI's capital structure or its business or any merger or consolidation of LESI or any issue of securities or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding whether of a similar character or otherwise.

         If LESI shall effect a subdivision or consolidation of Shares or other capital readjustment, the payment of a stock dividend or other increase or reduction of the number of Shares outstanding without receiving compensation therefor in money, services or property, then:

         (a) The number, class and per share price of Shares subject to outstanding Options hereunder shall be appropriately adjusted in such manner as to entitle the Participant to receive upon exercise of an Option for the same aggregate cash consideration the same total number and class of Shares as the Participant would have received had the Participant exercised his or her options in full immediately prior to the event requiring the adjustment; and

         (b) The number and class of Shares then reserved for issuance under the Plan shall be adjusted by substituting for the total number and class of Shares then reserved that number and class of Shares that would have been received by the owner of an equal number of outstanding Shares of each class as the result of the event requiring the adjustment.

         After a merger of one or more corporations into LESI, or after a consolidation of LESI and one or more corporations in which LESI shall be the surviving corporation, each holder of an outstanding Option shall, at no additional cost, be entitled upon exercise of such Option to receive (subject to any required action by shareholders) in lieu of the number and class of Shares as to which such Option would have been so exercisable in the absence of such event, the number and class of Shares to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation, if immediately prior to such merger or consolidation, such holder had been the holder of record of the number and class of Shares equal to the number and class of Shares as to which such Option shall be so exercised.

         If LESI is merged into or consolidated with another corporation under circumstances where LESI is not the surviving corporation, or if LESI is liquidated, or sells or otherwise disposes of substantially all of its assets to another corporation while unexercised Options remain outstanding under the Plan:
(i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive, in lieu of Shares, shares of such stock or other securities as the holders of Shares of such class of stock received pursuant to the terms of the merger, consolidation or sale; (ii) the Board of Directors may waive any limitations set forth in or imposed pursuant to Section 6 hereof so that all Options, from and after a date prior to the effective date of such merger, consolidation, liquidation or sale, as the case may be, specified by the Board of Directors, shall be exercisable in full; and (iii) all outstanding Options may be canceled by the Board of Directors as of the effective date of any such merger, consolidation, liquidation or sale provided that (x) notice of such cancellation shall be given to each holder of an Option and (y) each holder of an Option shall have the right to exercise such Option in full (without regard to any limitations set forth in or imposed pursuant to Section 6 hereof) during a thirty (30) day period preceding the effective date of such merger, consolidation, liquidation or sale.

         Except as hereinbefore expressly provided, the issue by LESI of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of LESI convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of Shares then subject to outstanding Options.

5.       ELIGIBILITY

         The persons who shall be eligible to participate in the Plan and be granted Options shall be those persons who are directors of LESI, excluding directors who are executive officers of LESI.

6.       OPTION PROVISIONS

         (a) The Board of Directors shall have the authority to grant Options under the Plan to a Participant for such number of Shares as the Board of Directors may determine and on such terms, conditions and restrictions as the Board of Directors may deem appropriate (the "Terms, Conditions and Restrictions"). No single person may hold options covering more than 5% of the number of issued and outstanding Shares. The grant and exercise of Options hereunder shall be subject to all applicable federal, provincial, state and local laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Board of Directors shall determine the period for which each Option is granted and the terms on which it may be exercised. The price per share at which Shares may be acquired upon exercise of an Option shall be not less than the fair market value on the date the Option is granted. The fair market value of the Shares shall be the closing price of the stock on the New York Stock Exchange as reported in the Wall Street Journal for the trading day immediately prior to the day on which the Option is granted, or if the Option is not granted on a trading day, then such fair market value shall be determined on the last trading day before the Option is granted.

         (b) The Board of Directors shall determine the period during which each Option may be exercised. All Options shall expire if not exercised by the end of the specified term. No Option shall be exercisable after the expiration of ten years from the date such Option is granted.

         (c) Except as may be otherwise expressly provided herein, Options shall terminate on such date as shall be selected by the Board of Directors in its discretion and specified in the Terms, Conditions and Restrictions. After the death of the Participant, his executor, administrator or any person or persons to whom his Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the earlier of the date of expiration or one year following the date of such death, to exercise the Option, in whole or in part (without regard to any limitations set forth in or imposed pursuant to Section 6 hereof).

         (d) Options shall be exercised by the delivery of written notice to LESI setting forth the number of Shares with respect to which the Options are to be exercised. The purchase price of Shares as to which an Option shall be exercised shall be paid to LESI at the time of exercise in cash, certified check, bank draft, money order, note or such other method as determined by the Board of Directors, whereupon certificates for the Shares will be issued and delivered.

         (e) Options are not assignable and not transferable otherwise than by will or the laws of descent and distribution and are exercisable during the Participant's lifetime only by the Participant or the Participant's appointed guardian or legal representatives. After the death of the Participant, his executor, administrator or any person or persons to whom his Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the earlier of the date of expiration or one year following the date of such death, to exercise the Option, in whole or in part (without regard to any limitations set forth in or imposed pursuant to Section 6 hereof).

         (f) In the event the disposition of Shares acquired upon the exercise of any option is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, the Shares so acquired shall be restricted against transfer to the extent required by the Securities Act and regulations thereunder. The Board of Directors may set forth such terms and conditions relating to the registration or qualification of the Shares under federal, provincial or state securities laws as it desires including in its discretion the imposition of an obligation on LESI to cause the Shares issued to a Participant to be registered under the Securities Act.

7.       REQUIREMENTS OF LAW

         LESI shall not be required to sell or issue any Shares under an Option if the issuance of such Shares would constitute a violation by the Participant or LESI of any provisions of any law or regulation of any governmental authority. In addition, in connection with the Securities Act of 1933 (as now in effect or hereafter amended), upon exercise of any Option, LESI shall not be required to issue such Shares unless the Board of Directors has received evidence satisfactory to it to the effect that the holder of such Option will not transfer such Shares except pursuant to a registration statement in effect under such Act or unless an opinion of counsel to LESI has been received by LESI to the effect that such registration is not required. Any determination in this connection by the Board of Directors shall be final, binding and conclusive. In the event the Shares issuable on exercise of an Option are not registered under the Securities Act of 1933, LESI may imprint the following legend or any other legend which counsel for LESI considers necessary or advisable to comply with the Securities Act of 1933:

         "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any State and may not be sold or transferred except upon such registration or upon receipt by LESI of an opinion of counsel satisfactory to LESI, in form and substance satisfactory to LESI, that registration is not required for such sale or transfer."

         LESI may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended); and in the event any Shares are so registered LESI may remove any legend on certificates representing such Shares. LESI shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

8.       NO RIGHTS AS SHAREHOLDER

         No Participant shall have rights as a shareholder with respect to Shares covered by his Option until the date of issuance of a stock certificate for such Shares; and except as otherwise provided in Section 4 hereof, no adjustment for dividends, or otherwise, shall be made if the record date thereof is prior to the date of issuance of such certificate.

9.       AMENDMENT OR TERMINATION OF PLAN

         This Plan (and any Options granted pursuant to the Plan) shall terminate on April 30, 1998, unless prior to that time the Plan has been approved by the vote of the holders of a majority of the shares present, in person or by proxy, at a meeting of the shareholders at which such approval is sought. If such approval is given the Plan shall terminate on July 8, 2007. The Board of Directors may modify, revise or terminate this Plan at any time and from time to time; however, any amendment, modification, revision or termination shall not affect any outstanding Options, except as provided in Section 4 hereof.

10.      EFFECTIVE DATE OF PLAN.

         The Plan shall be become effective and shall be deemed to have been adopted on July 9, 1997.